SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2007

UNITED HERITAGE CORPORATION
(Exact name of Company as specified in Charter)

Utah	0-9997	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

200 North Loraine, Suite 400
Midland, Texas 79701
(Address of Principal Executive Offices)

432-686-2618
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01 Other Events

On February 21, 2007 United Heritage Corporation issued a press release saying that its annual shareholders’ meeting would be rescheduled to 10:00 a.m. Central time on February 27, 2007, however, no business will be transacted on that date. Instead, the meeting will be adjourned to 10:00 a.m. Central time March 29, 2007. On that date the meeting will be held at the Company’s headquarters, which are located at 200 North Loraine, Suite 400, Midland, Texas. The purpose of the adjournment is to preserve both the record date and the proxies already voted, and to give the Company the opportunity to provide notice of the new date and time to its shareholders of record on January 10, 2007. A copy of the press release is attached to this Current Report.

Item 9.01 Financial Statements and Exhibits

   Exhibit 99. Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2007

UNITED HERITAGE CORPORATION

By:	/s/ C. Scott Wilson
C. Scott Wilson, Chief Executive Officer